PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2016
PROPERTY AND EQUIPMENT, NET
Schedule of components of property and equipment

	As of December 31,
	2015	2016
Leasehold improvements	$3,887	$3,748
Furniture, fixtures and office equipment	2,440	2,345
Software and IT equipment	3,013	2,857

Property and equipment	9,340	8,950
Less: Accumulated depreciation	(7,131)	(7,879)

Property and equipment, net	$2,209	$1,071